UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2015

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                  REGULATION FD DISCLOSURE.

On March 10, 2015, Simon Property Group (or “Simon”) posted an Investor Presentation on its website highlighting the compelling value of its proposal to acquire all of the outstanding stock of the Macerich Company for $91.00 per share in cash and Simon shares.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission.  A copy of the Investor Presentation is attached hereto as Exhibit 99.1, and is incorporated herein by reference and constitutes part of this report.

ITEM 8.01                                  OTHER EVENTS

On March 10, 2015, Simon issued a Press Release highlighting the compelling value of its proposal to acquire all of the outstanding stock of the Macerich Company for $91.00 per share in cash and Simon shares.

A copy of the Press Release is attached hereto as Exhibit 99.2, and is incorporated herein by reference and constitutes part of this report.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal which Simon Property Group, Inc. (“Simon”) has made for a business combination transaction with The Macerich Company (“Macerich”). In furtherance of this proposal and subject to future developments, Simon (and, if a negotiated transaction is agreed, Macerich) may file one or more registration statements, proxy statements, tender offer statements or other documents with the U.S. Securities and Exchange Commission (the “SEC”).  This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Simon and/or Macerich may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF SIMON AND MACERICH ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, TENDER OFFER STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Macerich and/or Simon, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Simon through the web site maintained by the SEC at http://www.sec.gov.

Simon and/or Macerich and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Simon’s executive officers and directors in Simon’s definitive proxy statement filed with the SEC on April 10, 2014. You can find information about Macerich’s executive officers and directors in Macerich’s definitive proxy statement filed with the SEC on April 18, 2014. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. You may obtain free copies of these documents using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

This communication may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Simon Property Group, Inc.’s (“Simon”) offer to acquire

The Macerich Company (“Macerich”), its financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “upside,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in Simon’s most recent annual or quarterly report filed with the Securities and Exchange Commission (the “SEC”) and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in Simon’s and/or Macerich’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that we may file from time to time with the SEC, and include, but are not limited to: (i) the ultimate outcome of any possible transaction between Simon and Macerich, including the possibilities that Macerich will reject a transaction with Simon, (ii) the ultimate outcome and results of integrating the operations of Simon and Macerich if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to any possible transaction, including the necessary stockholder approvals, (iv) if a transaction with Macerich is consummated, the ability of Simon and General Growth Properties to reach a definitive agreement related to, and complete, the sale of certain assets of Macerich, as such sales would not be a condition to the Macerich transaction, and (v) the risks and uncertainties detailed by Macerich with respect to its business as described in its reports and documents filed with the SEC.  All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Simon undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Investor Presentation Regarding Macerich Proposal dated March 10, 2015.

99.2	Press Release, dated March 10, 2015 issued by Simon Property Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 10, 2015

SIMON PROPERTY GROUP, INC.

By:	/s/ James M. Barkley
James M. Barkley
General Counsel and Secretary